Amendment No. 3 to Option Agreement and Amendment No. 2 to Subscription Agreement

This Agreement is (i) Amendment No. 3 dated the 28th day of April, 2010 to the Option Agreement (the "Option Agreement") entered into as of the 5th day of March, 2010 between Sage Gold Inc. ("Sage"), Borealis Mining Company ("BMC") and Gryphon Gold Corporation ("Gryphon") as amended on March 26, 2010 and April 19, 2010, and (ii) Amendment No. 2 dated the 28th day of April, 2010 to the Subscription Agreement (the "Subscription Agreement") entered into as of the 5th day of March, 2010 between Sage and Gryphon, as amended on March 26, 2010.

WHEREAS:

A. Sage, BMC and Gryphon entered into the Option Agreement, as amended, which provides:

(1) in Section 1.1(pp) thereof as follows: "**Option Expiry Date**" means December 31, 2010, unless extended by mutual agreement of the Parties for one or more additional option periods not to exceed six (6) months in the aggregate;";

(2) in Section 1.1(uu) as follows: "**Private Placement**" means the subscription by Sage to purchase US$400,000 in units of Gryphon (the "**Units**"), effective on or before April 16, 2010, for cash on a private placement basis. Each unit consisting of one share of common stock and one-half of one warrant (exercisable for a period of two years at a 50% premium to the Unit price, expressed in US$), at an issue price per Unit equal to the greater of (i) the maximum discounted price permitted under Part VI of the *TSX Company Manual*, and (ii) a 5% premium to the 30 day volume weighted closing price of the common stock of Gryphon ending on the day immediately prior to the closing date under the Subscription Agreement, but not less than Cdn$0.18 per unit and not more than Cdn$0.25 per Unit, subject to TSX approval;";

(3) in Section 1.1(vv) as follows: "**Private Placement Condition**" means the condition, for the benefit of Gryphon, related to the closing Private Placement on or before May 10, 2010;"; and

(4) in Section 2.1(a)(iv) provides as follows: "Sage has executed and delivered to Gryphon the Subscription Agreement pursuant to which Sage will invest US$400,000 in the Private Placement, and pay the purchase price for the Units to Gryphon in cash on or before April 16, 2010 (the "**Private Placement Condition**"). If Sage does not pay purchase price for the Units to Gryphon on or before April 16, 2010 or if required regulatory approvals (including from the TSX and, if required by Sage, the TSX-V) for the Private Placement have not been obtained by April 16, 2010, the Option will terminate."

B. Sage and Gryphon entered into the Subscription Agreement, as amended, which provides:

(1) in the third sentence of Section 1.1 thereof as follows: "For greater certainty and without limitation, the Company acknowledges that the Subscriber shall only be obligated to complete the subscription herein contained if the Subscriber does not terminate the option contained in the Option Agreement on or before May 10, 2010 in accordance with the its terms.";

(2) in Section 1.2 thereof as follows: ""The purchase price of each Unit shall be determined in accordance with the provisions of the Option Agreement, which

provides that the Unit Price will be equal to the greater of (i) the maximum discounted price permitted under Part VI of the TSX Company Manual, and (ii) a 5% premium to the 30 day volume weighted closing price of the common stock of the Company ending on the day immediately prior the closing date under the Subscription Agreement, but not less than Cdn$0.18 per Unit and not more than Cdn$0.25 per Unit, subject to approval of the Toronto Stock Exchange ("**TSX**"). The Company will confirm in writing to the Subscriber on the day prior to the Closing Date the calculation of the Unit Price. The number of Units shall be determined by dividing the amount of the Subscription Proceeds by the Unit Price."; and

(3) In Section 4.1 thereof as follows: "Closing of the purchase of the Securities (the "**Closing**") shall occur on or before May 10, 2010, or on such other date as may be agreed to by the Company and the Subscriber (the "**Closing Date**")."

C. Sage, BMC and Gryphon wish to amend the above-noted provisions.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, the receipt and sufficiency of which is hereby acknowledged and upon and subject to the terms and conditions hereafter set out, the parties agree as follows:

1. From and effective the date hereof, Section 1.1(qq) of the Option Agreement shall be and it is hereby amended to read as follows:

   "**Option Expiry Date**" means June 30, 2011."

2. From and effective the date hereof, Section 1.1(uu) of the Option Agreement shall be and it is hereby amended to read as follows:

   "**Private Placement**" means the subscription by Sage to purchase an aggregate US$400,000 in units of Gryphon (the "Units"), in the amount of US$200,000 effective on or before June 16, 2010, and in the amount of US$200,000 effective on or before August 16, 2010, for cash on a private placement basis. Each unit consisting of one share of common stock and one half of one warrant (exercisable for a period of two years at a 50% premium to the Unit price, expressed in US$), at an issue price per Unit equal to the greater of (i) the maximum discounted price permitted under Part VI of the TSX Company Manual, and (ii) a 5% premium to the 30 day volume weighted closing price of the common stock of Gryphon ending on the day immediately prior to the closing date under the Subscription Agreement.

3. From and effective the date hereof, Section 1.1(vv) of the Option Agreement shall be and it is hereby amended to read as follows:

   "**Private Placement Condition**" means the condition, for the benefit of Gryphon, related to the closing of the Private Placement as to US$200,000 on or before June 16, 2010 and as to US$200,000 on or before August 16, 2010 (each of June 16, 2010 and August 16, 2010 being referred to as a "Payment Date").

4. From and effective the date hereof, Section 2.1(a)(iv) of the Option Agreement shall be and it is hereby amended to read as follows:

"Sage has executed and delivered to Gryphon the Subscription Agreement pursuant to which Sage will invest an aggregate US$400,000 in a Private Placement, and pay the purchase price for the Units to Gryphon in cash in the amounts of US$200,000 on or before June 16, 2010 and US$200,000 on or before August 16, 2010 (each a "**Payment Date**"). If Sage does not pay purchase price for the Units to Gryphon on or before each Payment Date or if required regulatory approvals (including from the TSX and, if required by Sage, the TSX-V) for the Private Placement have not been obtained on or before each Payment Date, the Option will terminate."

5. From and effective the date hereof, the third sentence of Section 1.1 of the Subscription Agreement shall be and it is hereby amended to read as follows:

"For greater certainty and without limitation, the Company acknowledges that the Subscriber shall only be obligated to complete the subscription herein contained if the Subscriber does not terminate the option contained in the Option Agreement on or before June 16, 2010 and, as to the Subscriber's obligations in respect of the second tranche of US$200,000, on or before August 16, 2010, in each case in accordance with its terms."

6. From and effective the date hereof Section 1.2 of the Subscription Agreement shall be and it is hereby amended as follows:

"The purchase price of each Unit shall be determined in accordance with the provisions of the Option Agreement, which provides that the Unit Price will be equal to the greater of (i) the maximum discounted price permitted under Part VI of the TSX Company Manual, and (ii) a 5% premium to the 30 day volume weighted closing price of the common stock of the Company ending on the day immediately prior to (x) June 16, 2010 in respect of the first US$200,000 tranche of the Subscription Proceeds and (y) August 16, 2010 in respect of the second US$200,000 tranche of the Subscription Proceeds, subject in each case to approval of the Toronto Stock Exchange ("**TSX**"). The Company will confirm in writing to the Subscriber on the day prior to each Closing Date (as defined in Section 4.1) the calculation of the Unit Price. The number of Units issuable on each Closing Date shall be determined by dividing the amount of Subscription Proceeds payable on that Closing Date by the Unit Price."

7. From and effective the date hereof, the third sentence of Section 4.1 of the Subscription Agreement shall be and it is hereby amended to read as follows:

"Closing (each a "**Closing**") of the purchase of one-half of the Securities shall occur on or before June 16, 2010 and, as to the balance of the Securities, on or before August 16, 2010 (each a "Closing Date")."

8. All other terms and conditions of the Option Agreement and Subscription Agreement remain unamended and in full force and effect.

This Agreement may be executed in any number of counterparts, each of which will be considered to be an original and together will constitute one and the same document.

IN WITNESS WHEREOF the parties have duly executed this Agreement on date set forth on the first page of this Agreement.

SAGE GOLD INC.

By: ____________________
Name: Nigel Lees
Title: President & C.E.O.

BOREALIS MINING COMPANY

By: ____________________
Name: John L. Key
Title: President

GRYPHON GOLD CORPORATION

By: ____________________
Name: John L. Key
Title: President & C.E.O.

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